UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 18, 2007
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                            FBL Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)



Iowa                                  1-11917                         42-1411715
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(State or other jurisdiction  (Commission File Number)          (I.R.S. Employer
of incorporation)                                            Identification No.)


5400 University Avenue, West Des Moines, Iowa                              50266
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
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Item 7.01. Regulation FD Disclosure

On January 18, 2007, FBL Financial Group, Inc. issued a news release providing earnings guidance for 2007. The news release is furnished as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Exhibit 99.1 News release dated January 18, 2007 providing earnings guidance for 2007.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
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(Registrant)

Date January 18, 2007
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/s/ James P. Brannen
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James P. Brannen
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.                Description
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Exhibit 99.1               News release of the registrant dated January 18, 2007